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                                                                  EXHIBIT 10.55



                          REGISTRATION RIGHTS AGREEMENT

                          Dated as of October 16, 1997

                                     between

                     AMERICAN COMMUNICATIONS SERVICES, INC.

                                       and

                            BEAR, STEARNS & CO. INC.
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                                TABLE OF CONTENTS



1.       Definitions........................................................   1

2.       Securities Subject to this Agreement...............................   5

3.       Registered Exchange Offer..........................................   5

4.       Shelf Registration.................................................   7

5.       Liquidated Damages.................................................   9

6.       Registration Procedures............................................  11

7.       Registration Expenses..............................................  21

8.       Indemnification....................................................  22

9.       Rules 144 and 144A.................................................  26

10.      Miscellaneous......................................................  26
         (a)      No Inconsistent Agreements................................  26
         (b)      Adjustments Affecting Preferred Stock.....................  26
         (c)      Amendments and Waivers....................................  26
         (d)      Notices...................................................  27
         (e)      Successors and Assigns....................................  28
         (f)      Counterparts..............................................  28
         (g)      Headings..................................................  28
         (h)      Governing Law.............................................  28
         (i)      Severability..............................................  28
         (j)      Securities Held by the Company............................  29
         (k)      Third Party Beneficiaries.................................  29
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         (l)      Entire Agreement..........................................  29

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                          REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement (the "Agreement") is made and entered into as of October 16, 1997, by and between American Communications Services, Inc., a Delaware corporation (the "Company"), and Bear, Stearns & Co. Inc. (the "Initial Purchaser"), in connection with the consummation of the transactions contemplated by the Purchase Agreement, dated October 6, 1997, between the Company and the Initial Purchaser (the "Purchase Agreement"), which provides for the issuance and sale by the Company to the Initial Purchaser of 150,000 shares of the Company's 12-3/4% Junior Redeemable Preferred Stock due 2009 (the "Preferred Stock"). In order to induce the Initial Purchaser to consummate the purchase of the Preferred Stock, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchaser and its direct and indirect transferees and assigns. The execution and delivery of this Agreement is a condition to the Initial Purchaser's obligation to purchase the Preferred Stock pursuant to the Purchase Agreement.

                  The parties hereby agree as follows:

             1.   Definitions.

                  As used in this Agreement, the following terms shall have the following meanings:

                  Act:  The Securities Act of 1933, as amended.

                  Additional Dividends:  See Section 4 hereof.

                  Agreement:  See the introductory paragraph hereof.

                  Broker-Dealer: Any broker or dealer registered as such under the Exchange Act.

                  Broker-Dealer Transfer Restricted Securities: Shares of New Preferred Stock that are acquired by a Broker-Dealer in the Exchange Offer in exchange for shares of
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                                                                               2


Preferred Stock that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than shares of Preferred Stock acquired directly from the Company or any of its affiliates).

                  Business Day: Any day except a Saturday, Sunday or other day in the City of New York on which banks are authorized to close.

                  Certificate of Designation: The Certificate of Designation governing the Preferred Stock, as filed with the Secretary of State of the State of Delaware, as amended from time to time.

                  Closing Date: The Closing Date as defined in the Purchase Agreement.

                  Commission: The Securities and Exchange Commission.

                  Company: See the introductory paragraph hereof.

                  Consummated and Consummation: A Registered Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the effectiveness under the Act of the Exchange Offer Registration Statement relating to the New Preferred Stock to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b), and (iii) the delivery by the Company to the Transfer Agent of shares of New Preferred Stock having the same aggregate Liquidation Preference as the aggregate Liquidation Preference of the shares of Preferred Stock that were tendered by Holders thereof pursuant to the Exchange Offer.

                  Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
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                                                                               3


                  Exchange Offer: The registration by the Company under the Act of shares of New Preferred Stock pursuant to a Registration Statement under cover of which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for shares of New Preferred Stock having an aggregate Liquidation Preference equal to the aggregate Liquidation Preference of the Transfer Restricted Securities tendered in such exchange offer by such Holder.

                  Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

                  Exempt Resales: The transactions in which the Initial Purchaser proposes to sell the Preferred Stock (i) to "qualified institutional buyers" as such term is defined in Rule 144A under the Act, and (ii) to persons that are not "U.S. persons" in offshore transactions meeting the requirements of Regulation S under the Act.

                  Holder: Any holder of Preferred Stock, Transfer Restricted Securities or New Preferred Stock, as the case may be.

                  Indemnified Person: See Section 8(c) hereof.

                  Indemnifying Person: See Section 8(c) hereof.

                  Initial Purchaser: See the introductory paragraph hereof.

                  Issue Date: The date on which the Preferred Stock was issued and sold to the Initial Purchaser pursuant to the Purchase Agreement.

                  NASD: The National Association of Securities Dealers, Inc.

                  New Preferred Stock: The Company's 12-3/4% Junior Redeemable Preferred Stock due 2009 to be issued pursuant to
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                                                                               4


the Certificate of Designation (i) in the Exchange Offer or (ii) upon the request of any Holder of Preferred Stock covered by a Shelf Registration Statement in exchange for such Preferred Stock.

                  Participant: See Section 8(a) hereof.

                  Person: An individual, partnership, corporation, limited liability company, unincorporated association, trust or joint venture, or a governmental agency or political subdivision thereof.

                  Preferred Stock: See the introductory paragraph hereof.

                  Prospectus: The prospectus included in any Registration Statement at the time such Registration Statement becomes effective, as the same may be amended or supplemented by any prospectus supplement or by any other amendment thereto, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  Purchase Agreement: See the introductory paragraph hereof.

                  Registrable Preferred Stock: Shares of Preferred Stock constituting Transfer Restricted Securities.

                  Registration Default: See Section 5 hereof.

                  Registration Statement: Any registration statement of the Company filed with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  Restricted Broker-Dealer: Any Broker-Dealer holding Broker-Dealer Transfer Restricted Securities.
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                                                                               5


                  Rule 144: Rule 144 promulgated under the Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the Commission providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

                  Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144) or regulation hereafter adopted by the Commission.

                  Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

                  Shelf Registration: See Section 4 hereof.

                  Subsequent Shelf Registration: See Section 4(a) hereof.

                  Transfer Agent: The Transfer Agent for the Preferred Stock or the New Exchange Preferred Stock, as the context may require.

                  Transfer Restricted Securities: Each share of Preferred Stock until the earliest to occur of (i) the date on which such share of Preferred Stock has been exchanged by a person other than a Broker-Dealer for New
Preferred Stock in Exchange Offer, (ii) following the exchange by a
Broker-Dealer in the Exchange Offer of Preferred Stock for New Preferred Stock, the date on which such New Preferred Stock is sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, (iii) the
date on which such share of Preferred Stock has been effectively registered under the Act and disposed of in accordance with the Shelf Registration
Statement or (iv) the date on which such share of Preferred
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                                                                               6


Stock is distributed to the public pursuant to Rule 144 or may be distributed to the public pursuant to paragraph (k) of Rule 144.

                  Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

         2. Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities. A Person is deemed to be a Holder of Transfer Restricted Securities whenever such Person owns Transfer Restricted Securities.

         3. Registered Exchange Offer. (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy, the Company shall
(i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 45 days after the Closing Date, the Exchange Offer Registration Statement, (ii) use its best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 120 days after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings in connection with the registration and qualification of the New Preferred Stock to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence the Exchange Offer. The Exchange Offer Registration Statement shall be on the appropriate form permitting registration of the New Preferred Stock to be offered in exchange for the Transfer Restricted Securities and to permit resales of Broker-Dealer Transfer Restricted Securities held by Restricted Broker-Dealers as contemplated by
Section 3(c) below.
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                                                                               7


         (b) The Company shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the New Preferred Stock shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective but in no event later than 30 Business Days thereafter.

         (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and shall indicate therein that any Broker-Dealer that holds shares of Preferred Stock that are Transfer Restricted Securities and that were acquired by such Broker-Dealer for its own account as a result of market-making activities or other trading activities (other than shares of Preferred Stock acquired directly from the Company) may exchange such shares of Preferred Stock pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any resales of shares of New Preferred Stock received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section also shall contain all other material information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Preferred Stock or New Preferred Stock held by any such Broker-Dealer except to the extent required by the
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                                                                               8


Commission as a result of a change in policy after the date of this Agreement.

         (d) The Company shall use its commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of expiring upon the earlier of (i) 180 days following the date that the Exchange Offer is Consummated (exclusive of any days during which the Company has advised the Restricted Broker-Dealers that the Prospectus contained in the Exchange Offer Registration Statement may not be used in connection with offers and sales of the securities covered thereby or (ii) the date that all Restricted Broker-Dealers that acquired Broker-Dealer Transfer Restricted Securities in the Exchange Offer have sold or otherwise disposed of the same.

         (e) The Company shall provide sufficient copies of the latest version of such Prospectus to Restricted Broker-Dealers holding Broker-Dealer Transfer Restricted Securities promptly upon request at any time during such one-year period in order to facilitate such resales.

         4. Shelf Registration. (a) If (i) the Company is not required to file an Exchange Offer Registration Statement or to Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy, or (ii) any Holder of Transfer Restricted Securities shall notify the Company prior to the 20th day following the Consummation of the Exchange Offer
(A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) that such Holder may not resell the New Preferred Stock acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder (each of the events described in Section 4(a)(i) and (ii) being a "Shelf Registration Event"), then the Company shall use its commercially reasonable efforts to:

                  (x) cause to be filed on or prior to (1) in the case of a Registration Statement filed pursuant to clause (i) above, 30 days after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement and (2) in the case of a Registration Statement filed pursuant to clause (ii) above, 30 days after the date on which the Company receives the notice specified in clause (ii) above (and in any event, within 90 days after the Closing Date), a Registration Statement on an appropriate form under the Act (which may be an amendment to the Exchange Offer Registration Statement), which Registration Statement shall indicate that it is being filed pursuant to Rule 415 under the Act and shall cover all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof (such Registration Statement being hereafter referred to as a "Shelf Registration Statement"); and

                  (y) use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective on or prior to (1) in the case of a Shelf Registration Statement filed pursuant to clause (i) above, 120 days after the date on which the Company becomes obligated to file such Shelf Registration Statement and (2) in the case of a Shelf Registration Statement filed pursuant to clause (ii) above, 150 days after the date on which the Company receives the notice specified in clause (ii) above.

Subject to the provisions of Section 4(c) below, the Company shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6 hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer

Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period expiring on the earlier of (i) two years following the Closing Date or (ii) the date that all Holders of Transfer Restricted Securities have sold such securities pursuant thereto.

         (b) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Additional Dividends pursuant to Section 5 unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

         (c) The Company's obligation to keep the Shelf Registration Statement effective and usable for offers and sales of the Preferred Stock may be suspended by the Company in good faith for valid business reasons, including, without limitation, a pending acquisition or divestiture of assets. Any such period during which the Company fails to keep the Shelf Registration Statement effective and usable for offers and sales of Transfer Restricted Securities is referred to as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives notice that the Shelf Registration Statement is no longer effective or that Prospectus included therein is no longer usable for offers and sales of Transfer Restricted Securities and shall end on the date when each Holder of Transfer Restricted Securities covered by such Shelf

Registration Statement either receives the copies of a supplemented or amended Prospectus or is advised in writing by the Company that use of the Prospectus may be resumed. During the pendency of any Suspension Period, the Company may not issue any securities, whether or not in a public offering, except for issuances of Common Stock pursuant to an acquisition or other business combination transaction or upon exercise of options or warrants outstanding prior to such Suspension Period.

         5. Liquidated Damages. The Company and the Initial Purchaser agree that the Holders of the Preferred Stock will suffer damages if the Company fails for any reason to fulfill its obligations under Sections 3 and 4 hereof and that it would not be feasible to ascertain the amount of such damages with provision. Accordingly, if (i) any of the Registration Statements required by this
Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements have not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (iii)
the Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that causes such failure and that is itself immediately declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company hereby agrees to pay, as liquidated damages, additional dividends on the Preferred
Stock ("Additional Dividends") to each Holder of Transfer Restricted Securities affected by such Registration Default on each Dividend Payment Date occurring from and after the date of each Registration Default until the Dividend Payment Date next succeeding the date on which such Registration Default shall have been cured. Such Additional Dividends shall accrue from and including the date on which such Registration Default shall occur to but
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                                                                              12


excluding the date on which such Registration Default (and all other then existing Registration Defaults, if any) shall have been cured, at a rate per annum of 0.25% for each 90-day period that such Registration Default continues; provided, that such rate shall in no event exceed 1.0% per annum. Additional Dividends shall be paid, either in cash or, at the Company's option, by the issuance of additional shares of Preferred Stock. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of Additional Dividends with respect to such Transfer Restricted Securities will cease.

         All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

         6.       Registration Procedures.

         (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company shall comply with all of the provisions of Section 6(b) below to the extent appropriately applicable to the Exchange Offer Registration Statement, shall use its best efforts to effect the Exchange Offer and to permit the sale of Broker-Dealer Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with the following provisions:

                  (i) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Preferred Stock to be issued in the Exchange Offer and (C) it is acquiring the New Preferred Stock in its ordinary course of business. Each Holder will be required to acknowledge and agree (as shall be set forth in the letter of transmittal contemplated by the Exchange Offer Registration Statement) that, if it is a Broker-Dealer or if such Holder intends to use the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer, it: (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K, if the resales are of shares of New Preferred Stock obtained by such Holder in exchange for shares of Preferred Stock acquired by such Holder directly from the Company.

                        (ii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause
         (i) above and (B) including a representation that the Company and the Guarantors have not entered into any arrangement or understanding with any Person to distribute the New Preferred Stock to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the New Preferred Stock in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Preferred Stock received in the Exchange Offer.

         (b) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Broker Dealer Transfer Restricted Securities by Broker-Dealers) the Company agrees as follows:

                  (i) To use its commercially reasonable efforts to keep such Registration Statement continuously effective (subject to the provisions of Section 4(c) hereof) and provide all requisite financial statements for the period specified in Section 3 or 4, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, to file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its commercially reasonable efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter.

                  (ii) To prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the

         Registration Statement effective for the applicable period set forth in
         Section 3 or 4, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus.

                  (iii) To advise the underwriter(s), if any, of the securities covered by such Registration Statement and the selling Holders promptly and, if requested by any of such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, to use its commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (iv) To furnish to each of the selling Holders and each of the underwriter(s), if any, of securities to be sold by such Holders, before filing with the Commission, copies of the Shelf Registration Statement or any Prospectus included therein or any amendments or supplements to such Shelf Registration Statement or Prospectus (including, if requested in writing, all documents, if any, incorporated by reference after the initial filing of such Shelf Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least five business days, and not to file any such Shelf Registration Statement or Prospectus or any amendment or supplement to such Shelf Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by such Shelf Registration Statement or the underwriter(s), if any, shall reasonably object within three business days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission or fails in any material respect to comply with the applicable requirements of the Act.

                  (v) To make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s) (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Shelf Registration Statement subsequent to the filing thereof and prior to its effectiveness. Records that the Company determines, in good faith, to be confidential shall not be disclosed by the Inspectors unless upon five business days' prior written notice and (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the reasonable opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or any transactions contemplated hereby or arising hereunder or (iv) the information in such Records has been made generally available to the public (other than as a result of an impermissible disclosure or failure to safeguard by the Inspectors). Each selling Holder of such Transfer Restricted Securities will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is generally available to the public (other than as a result of an impermissible disclosure or failure to safeguard by such person). Each selling Holder of such Transfer Restricted Securities will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company's sole expense.

                  (vi) If requested by any selling Holders or the underwriter(s), if any, of the securities to be sold by such Holders, to promptly incorporate in any Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonable request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                  (vii) To furnish to each selling Holder and each of the underwriter(s), if any, of securities to be sold by such Holders, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and, if requested in writing, all exhibits (including exhibits incorporated therein by reference).

                  (viii) To deliver to each selling Holder and each of the underwriter(s), if any, of securities to be sold by such Holders, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request. The Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

                  (ix) In connection with any Underwritten Registration, to enter into such agreements (including an underwriting agreement (in such form as is customary in underwritten offerings for the account of selling securityholders of securities similar to the Preferred Stock) with the underwriters of securities to be sold by the Holders), and make such representations and warranties as are customarily made by issuers to underwriters of securities similar to the Preferred Stock, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as reasonably may be requested by the Initial Purchaser or by any Holder of Transfer Restricted Securities or any such underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and --

                           (A) to furnish to the Initial Purchaser, each selling Holder and each such underwriter, in such substance and scope as they reasonably may request and as are customarily furnished by issuers to underwriters in primary underwritten offerings, upon the closing of the Underwritten
                  Registration:

                                    (1)      a certificate, dated the date of
                           closing of the Underwritten Registration, signed by
                           (x) the Executive Chairman of the Board of Directors or the President of the Company and (y) Chief Financial Officer of the Company, confirming, as of the date thereof, the matters set forth in paragraph
                           (g) of Section 7 of the Purchase Agreement and such other matters as such parties may reasonably request;

                                    (2) opinions, dated the date of closing of
                           the Underwritten Registration, of counsel for the Company covering the matters set forth in Exhibits A-1(a), A-2 and A-3(a) of the Purchase Agreement and such other matters as such parties may reasonably request, together with letters from such counsel substantially to the effect of Exhibits A-1(b) and A-3(b); and

                                    (3) a comfort letter, dated the date of
                           closing of the Underwritten Registration, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters furnished to underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 7(c) of the Purchase Agreement, without exception;

                           (B) to set forth in full or incorporate by reference in the underwriting agreement, if any, between the Company and underwriters of any Transfer Restricted Securities within the coverage of the Registration Statement the indemnification and contribution provisions and procedures set forth in Section 8 hereof; and

                           (C)      to deliver such other documents and
                  certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (xi), if any.

                  If at any time when a prospectus is required by the Act to be delivered in connection with resales of Transfer Restricted Securities the representations and warranties of the Company contemplated in clause (A)(1) above cease to be true and correct, the Company shall so advise the Initial Purchaser and the underwriter(s), if any, and each selling Holder promptly and, if requested by any such Person, shall confirm such advice in writing.

                  (x) Prior to any public offering of Transfer Restricted Securities, to cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) reasonably may request and do any and all other reasonable acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where they are not now so qualified or to take any action that would subject it to service of process in suits or to taxation in any jurisdiction where it is not now so subject.

                  (xi) To cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or underwriter(s), if any, reasonably may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s).

                  (xii) To use its commercially reasonable efforts to cause the Transfer Restricted Securities covered by the

         Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (x) above, except insofar as the same may be required solely as a consequence of the nature of the seller's business.

                  (xiii)   If any fact or event contemplated by clause
         (b)(iii)(D) above shall exist or have occurred, to prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

                  (xiv) To provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide Transfer Agent with printed certificates for the Transfer Restricted Securities that are in a form eligible for deposit with The Depository Trust Company.

                  (xv) To cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required in accordance with the rules and regulations of the NASD, and to use their reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities.

                  (xvi) To otherwise use its reasonable commercial efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 under the Act (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement.

                  (xvii) To cause all Preferred Stock covered by the Registration Statement to be listed on each securities exchange (which term shall be deemed to include the NASDAQ National Market) on which any other series of preferred stock issued by the Company is then listed if so requested by the Holders of a majority in aggregate Liquidation Preference of the Preferred Stock or the managing underwriter(s), if any.

                  (xviii) To provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of
         Section 13 and Section 15 of the Exchange Act.

         (c) Restrictions on Holders. Each Holder, by acquisition of a Transfer Restricted Security agrees that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(b)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(b)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so desired by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4, as applicable, shall be extended by the number of days during the period from the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section (6)(b)(xvi) hereof or shall have received the Advice.

         7. Registration Expenses. (a) All expenses incident to the performance by the Company of or compliance by the Company with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filing made by the Initial Purchaser or any Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities law; (iii) all expenses of printing (including printing certificates for the New Preferred Stock to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities,
(v) all application and filing fees in connection with listing the New Preferred Stock on any national securities exchange or automated quotation system if required hereunder; and (vi) all fees and disbursements of the Company's independent public accountants (including the expenses of any special audit and comfort letters required by or incident to such performance). The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

         (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements (not to exceed $30,000 in the aggregate) of not more than one counsel, which shall be Weil, Gotshal & Manges LLP or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

         8. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder of Transfer Restricted Securities, the officers and directors of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by such Participant expressly for use therein; provided, however, that the Company will not be required to indemnify a Participant if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale to such Person of shares of Preferred Stock included within the coverage of the Registration Statement if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) shall have been determined by a court of competent jurisdiction by final and non-appealable judgment (or stipulated in a settlement agreement reached by all parties involved in any action or proceeding related to such claim) to have been the result of noncompliance by the Company with one or more of the provisions of
Section 6 of this Agreement.

                  (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers who sign the Registration Statement and each Person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Participant, but only
(i) with reference to information relating to such Participant furnished to the Company in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Company. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Transfer Restricted Securities giving rise to such obligations.

                  (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and to the extent such Indemnifying Person has been materially prejudiced by such failure, including, without limitation, that such failure results in the forfeiture by the Indemnifying Person of substantial rights and defenses). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person has failed to retain counsel reasonably satisfactory to the Indemnified Person or
(iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and the Indemnified Person shall have been advised by counsel that representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct due to differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority of shares of Registrable Preferred Stock sold by all such Participants and any such separate firm for the Company, its directors, its officers and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

                  (d) If the indemnification provided for in the paragraphs (a) and (b) of this Section 8 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Preferred Stock or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

                  (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Transfer Restricted Securities Pursuant to the Registration Statement exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (f) The indemnity and contribution agreements contained in this Section 8 will be in addition to any liability that the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

         9. Rules 144 and 144A. So long as any Transfer Restricted Securities are outstanding, the Company will provide to the Holders and file with the Commission copies of the annual and quarterly reports and any of the information, documents and other reports that the Company would have been required to file with the Commission pursuant to Sections 13 or 15(d) of the Exchange Act regardless of whether the Company is obligated to file such reports. The Company further covenants that, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

         10.      Miscellaneous.

                  (a) No Inconsistent Agreements. The Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that conflicts with the provisions hereof.

                  (b) Adjustments Affecting Preferred Stock. The Company shall not, directly or indirectly, take any action with respect to the Preferred Stock as a class that would adversely affect the ability of the Holders of Transfer

Restricted Securities to include such Transfer Restricted Securities in a Shelf Registration undertaken pursuant to this Agreement.

                  (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority of the then outstanding shares of Registrable Preferred Stock; provided, however, that
Section 8 and this Section 10(c) may not be amended, modified or supplemented without the prior written consent of each Holder (including any person who was a Holder of Transfer Restricted Securities sold pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Transfer Restricted Securities sold whose Transfer Restricted Securities sold are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Transfer Restricted Securities sold may be given by Holders of at least a majority in aggregate Liquidation Preference of the Transfer Restricted Securities sold being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

                           1. if to a Holder of Transfer Restricted Securities, at the most current address of such Holder on the stock books of the Company with a copy in like manner to the Initial Purchaser at its address set forth in the Purchase Agreement for the giving of notices thereunder.

                           2.       if to the Initial Purchaser, at the
         address specified in Section 10(d)(1) above;

                           3.       if to the Company to:
                                    American Communications Services, Inc.
                                    131 National Business Parkway
                                    Suite 100
                                    Annapolis Junction, MD 20701
                                    Facsimile No: (301) 617-4279
                                    Attention: Riley M. Murphy, Esq.

         with a copy to:

                                    Cravath, Swaine & Moore
                                    Worldwide Plaza
                                    825 Eighth Avenue
                                    New York, NY  10019-7475
                                    Facsimile No: (212) 474-3700
                                    Attention:  George W. Bilicic, Jr., Esq.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt acknowledged by the addressee, if sent by facsimile.

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including the Holders; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Preferred Stock.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (j) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage in aggregate Liquidation Preference of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (k) Third Party Beneficiaries. Holders of Transfer Restricted Securities and Participants are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

                  (l) Entire Agreement. This Agreement, together with the Purchase Agreement, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Purchasers on the one hand and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                       AMERICAN COMMUNICATIONS SERVICES, INC.

                                       By: /s/ Riley M. Murphy
                                          ----------------------------
                                          Name: Riley M. Murphy
                                          Title: Executive Vice President -
                                                  Legal & Regulatory Affairs

                                       BEAR, STEARNS & CO. INC.

                                       By: /s/ John Andrew Bugas
                                          ----------------------------
                                          Name: John Andrew Bugas
                                          Title: Senior Managing Director